SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2002

CARDIAC SCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19567	33-0465681
(Commission File No.)	(IRS Employer Identification No.)

16931 Millikan Avenue
Irvine, CA 92606
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:
(949) 587-0357

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 18, 2002, Cardiac Science, Inc. (the “Company”) issued a press release discussing results for the third quarter and first nine months of 2002. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Businesses Acquired:        None.

(b)    Pro Forma Financial Information:        None.

(c)    Exhibits:

            99.1 Press Release of Cardiac Science, Inc., issued on October 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE, INC.

By: /s/ Raymond W. Cohen
Raymond W. Cohen,
President and Chief Executive Officer

Dated: October 21, 2002